SUB-ITEM 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

      This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

      The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

      Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

                                                                SUB-ITEM 77Q1(e)

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                             AIM COUNSELOR SERIES TRUST
                                             AIM EQUITY FUNDS
                                             AIM FUNDS GROUP
                                             AIM GROWTH SERIES
                                             AIM INTERNATIONAL MUTUAL FUNDS
                                             AIM INVESTMENT FUNDS
                                             AIM INVESTMENT SECURITIES FUNDS
                                             AIM SECTOR FUNDS
                                             AIM SPECIAL OPPORTUNITIES FUNDS
                                             AIM STOCK FUNDS
                                             AIM SUMMIT FUND
                                             AIM TREASURER'S SERIES TRUST
                                             AIM VARIABLE INSURANCE FUNDS
                                             on behalf of the Funds listed in
                                             the Exhibits to this Memorandum of
                                             Agreement

                                             By: /s/ Robert H. Graham
                                                 -------------------------------
                                             Title: President

                                             A I M ADVISORS, INC.

                                             By: /s/ Philip A. Taylor
                                                 -------------------------------
                                             Title: President

                          EXHIBIT TO ADVISORY FEE MOA

      AIM COUNSELOR SERIES TRUST                                WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
      --------------------------                                ------------------                   --------------  ---------------
AIM Advantage Health Sciences Fund           AIM will waive advisory fees to the extent necessary       7/1/2005        6/30/2007
                                             so that advisory fees AIM receives do not exceed an
                                             annual base management fee of 1.25% of the Fund's
                                             average daily net assets, subject to a maximum
                                             performance adjustment upward or downward of 0.75%
                                             annually. As a result, AIM may receive a management
                                             net fee that ranges from 0.50% to 2.00% of average
                                             daily net assets, based on the Fund's performance.

AIM Multi-Sector Fund                        AIM will waive advisory fees to the extent necessary       1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

            AIM EQUITY FUNDS                                      WAIVER DESCRIPTION                 EFFECTIVE DATE  EXPIRATION DATE
            ----------------                                      ------------------                 --------------  ---------------
AIM Capital Development Fund                 AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.745% of the first $250M
                                             0.73% of the next $250M
                                             0.715% of the next $500M
                                             0.70% of the next $1.5B
                                             0.685% of the next $2.5B
                                             0.67% of the next $2.5B
                                             0.655% of the next $2.5B
                                             0.64% of the excess over $10B

AIM Charter Fund                             AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $150M
                                             0.615% of the next $4.85B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

AIM Constellation Fund                       AIM will waive advisory fees to the extent necessary       3/27/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.615% of the next $4B
                                             0.595% of the next $750M
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

                          EXHIBIT TO ADVISORY FEE MOA

        AIM EQUITY FUNDS - CONTINUED                            WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
        ----------------------------                            ------------------                   --------------  ---------------
AIM Large Cap Growth Fund                    AIM will waive advisory fees to the extent necessary         1/1/2005     12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

AIM Select Basic Value Fund                  AIM will waive advisory fees to the extent necessary         1/1/2005     6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

         AIM FUNDS GROUP                                       WAIVER DESCRIPTION                    EFFECTIVE DATE  EXPIRATION DATE
         ---------------                                       ------------------                    --------------  ---------------
AIM Basic Balanced Fund                      AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.62% of the first $250M
                                             0.605% of the next $250M
                                             0.59% of the next $500M
                                             0.575% of the next $1.5B
                                             0.56% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.53% of the next $2.5B
                                             0.515% of the excess over $10B

AIM European Small Company Fund              AIM will waive advisory fees to the extent necessary        1/1/2005      6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.935% of the first $250M
                                             0.91% of the next $250M
                                             0.885% of the next $500M
                                             0.86% of the next $1.5B
                                             0.835% of the next $2.5B
                                             0.81% of the next $2.5B
                                             0.785% of the next $2.5B
                                             0.76% of the excess over $10B

AIM Global Value Fund                        AIM will waive advisory fees to the extent necessary        1/1/2005      6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.80% of the first $250M
                                             0.78% of the next $250M
                                             0.76% of the next $500M
                                             0.74% of the next $1.5B
                                             0.72% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.68% of the next $2.5B
                                             0.66% of the excess over $10B

                          EXHIBIT TO ADVISORY FEE MOA

     AIM FUNDS GROUP - CONTINUED                                WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
     ---------------------------                                ------------------                   --------------  ---------------
AIM International Small Company Fund         AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.935% of the first $250M
                                             0.91% of the next $250M
                                             0.885% of the next $500M
                                             0.86% of the next $1.5B
                                             0.835% of the next $2.5B
                                             0.81% of the next $2.5B
                                             0.785% of the next $2.5B
                                             0.76% of the excess over $10B

AIM Mid Cap Basic Value Fund                 AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.745% of the first $250M
                                             0.73% of the next $250M
                                             0.715% of the next $500M
                                             0.70% of the next $1.5B
                                             0.685% of the next $2.5B
                                             0.67% of the next $2.5B
                                             0.655% of the next $2.5B
                                             0.64% of the excess over $10B

AIM Select Equity Fund                       AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

AIM Small Cap Equity Fund                    AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.745% of the first $250M
                                             0.73% of the next $250M
                                             0.715% of the next $500M
                                             0.70% of the next $1.5B
                                             0.685% of the next $2.5B
                                             0.67% of the next $2.5B
                                             0.655% of the next $2.5B
                                             0.64% of the excess over $10B

                          EXHIBIT TO ADVISORY FEE MOA

        AIM GROWTH SERIES                                           WAIVER DESCRIPTION               EFFECTIVE DATE  EXPIRATION DATE
        -----------------                                           ------------------               --------------  ---------------
AIM Basic Value Fund                         AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

AIM Global Equity Fund                       AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.80% of the first $250M
                                             0.78% of the next $250M
                                             0.76% of the next $500M
                                             0.74% of the next $1.5B
                                             0.72% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.68% of the next $2.5B
                                             0.66% of the excess over $10B

      AIM INTERNATIONAL MUTUAL FUNDS                           WAIVER DESCRIPTION                    EFFECTIVE DATE  EXPIRATION DATE
      ------------------------------                           ------------------                    --------------  ---------------
AIM Asia Pacific Growth Fund                 AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.935% of the first $250M
                                             0.91% of the next $250M
                                             0.885% of the next $500M
                                             0.86% of the next $1.5B
                                             0.835% of the next $2.5B
                                             0.81% of the next $2.5B
                                             0.785% of the next $2.5B
                                             0.76% of the excess over $10B

AIM European Growth Fund                     AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.935% of the first $250M
                                             0.91% of the next $250M
                                             0.885% of the next $500M
                                             0.86% of the next $1.5B
                                             0.835% of the next $2.5B
                                             0.81% of the next $2.5B
                                             0.785% of the next $2.5B
                                             0.76% of the excess over $10B

AIM Global Aggressive Growth Fund            AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.80% of the first $250M
                                             0.78% of the next $250M
                                             0.76% of the next $500M
                                             0.74% of the next $1.5B
                                             0.72% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.68% of the next $2.5B
                                             0.66% of the excess over $10B

                          EXHIBIT TO ADVISORY FEE MOA

AIM INTERNATIONAL MUTUAL FUNDS - CONTINUED                      WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
------------------------------------------                      ------------------                   --------------  ---------------
AIM Global Growth Fund                       AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.80% of the first $250M
                                             0.78% of the next $250M
                                             0.76% of the next $500M
                                             0.74% of the next $1.5B
                                             0.72% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.68% of the next $2.5B
                                             0.66% of the excess over $10B

AIM International Growth Fund                AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.935% of the first $250M
                                             0.91% of the next $250M
                                             0.885% of the next $500M
                                             0.86% of the next $1.5B
                                             0.835% of the next $2.5B
                                             0.81% of the next $2.5B
                                             0.785% of the next $2.5B
                                             0.76% of the excess over $10B

        AIM INVESTMENT FUNDS                                     WAIVER DESCRIPTION                  EFFECTIVE DATE  EXPIRATION DATE
        --------------------                                     ------------------                  --------------  ---------------
AIM Developing Markets Fund                  AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.935% of the first $250M
                                             0.91% of the next $250M
                                             0.885% of the next $500M
                                             0.86% of the next $1.5B
                                             0.835% of the next $2.5B
                                             0.81% of the next $2.5B
                                             0.785% of the next $2.5B
                                             0.76% of the excess over $10B

AIM Global Health Care Fund                  AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

                          EXHIBIT TO ADVISORY FEE MOA

AIM INVESTMENT FUNDS - CONTINUED                                  WAIVER DESCRIPTION                 EFFECTIVE DATE  EXPIRATION DATE
--------------------------------                                  ------------------                 --------------  ---------------
AIM Trimark Endeavor Fund                    AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.745% of the first $250M
                                             0.73% of the next $250M
                                             0.715% of the next $500M
                                             0.70% of the next $1.5B
                                             0.685% of the next $2.5B
                                             0.67% of the next $2.5B
                                             0.655% of the next $2.5B
                                             0.64% of the excess over $10B

AIM Trimark Fund                             AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.80% of the first $250M
                                             0.78% of the next $250M
                                             0.76% of the next $500M
                                             0.74% of the next $1.5B
                                             0.72% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.68% of the next $2.5B
                                             0.66% of the excess over $10B

AIM Trimark Small Companies Fund             AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.745% of the first $250M
                                             0.73% of the next $250M
                                             0.715% of the next $500M
                                             0.70% of the next $1.5B
                                             0.685% of the next $2.5B
                                             0.67% of the next $2.5B
                                             0.655% of the next $2.5B
                                             0.64% of the excess over $10B

AIM INVESTMENT SECURITIES FUNDS                                 WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
-------------------------------                                 ------------------                   --------------  ---------------
AIM Real Estate Fund                         AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

                          EXHIBIT TO ADVISORY FEE MOA

        AIM SECTOR FUNDS                                           WAIVER DESCRIPTION                EFFECTIVE DATE  EXPIRATION DATE
        ----------------                                           ------------------                --------------  ---------------
AIM Energy Fund                              AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

AIM Financial Services Fund                  AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

AIM Gold & Precious Metals Fund              AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

AIM Leisure Fund                             AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

AIM Technology Fund                          AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

                          EXHIBIT TO ADVISORY FEE MOA

   AIM SECTOR FUNDS - CONTINUED                                WAIVER DESCRIPTION                    EFFECTIVE DATE  EXPIRATION DATE
   ----------------------------                                ------------------                    --------------  ---------------
AIM Utilities Fund                           AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

AIM SPECIAL OPPORTUNITIES FUNDS                               WAIVER DESCRIPTION                     EFFECTIVE DATE  EXPIRATION DATE
-------------------------------                               ------------------                     --------------  ---------------
AIM Opportunities II Fund                    AIM will waive advisory fees to the extent necessary        7/1/2006       6/30/2007
                                             so that advisory fees AIM receives do not exceed an
                                             annual base management fee of 1.00% of the Fund's
                                             average daily net assets, subject to a maximum
                                             performance adjustment upward or downward of0.50%
                                             annually. As a result, AIM may receive a management
                                             net fee that ranges from0.50% to 1.50% of average
                                             daily net assets, based on the Fund's performance.

AIM Opportunities III Fund                   AIM will waive advisory fees to the extent necessary        7/1/2006       6/30/2007
                                             so that advisory fees AIM receives do not exceed an
                                             annual base management fee of 1.00% of the Fund's
                                             average daily net assets, subject to a maximum
                                             performance adjustment upward or downward of0.50%
                                             annually. As a result, AIM may receive a management
                                             net fee that ranges from0.50% to 1.50% of average
                                             daily net assets, based on the Fund's performance.

        AIM STOCK FUNDS                                          WAIVER DESCRIPTION                  EFFECTIVE DATE  EXPIRATION DATE
        ---------------                                          ------------------                  --------------  ---------------
AIM S&P 500 Index Fund                       AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.25% of the first $250M
                                             0.24% of the next $250M
                                             0.23% of the next $500M
                                             0.22% of the next $1.5B
                                             0.21% of the next $2.5B
                                             0.20% of the next $2.5B
                                             0.19% of the next $2.5B
                                             0.18% of the excess over $10B

        AIM SUMMIT FUND                                          WAIVER DESCRIPTION                  EFFECTIVE DATE  EXPIRATION DATE
        ---------------                                          ------------------                  --------------  ---------------
AIM Summit Fund                              AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

                          EXHIBIT TO ADVISORY FEE MOA

   AIM TREASURER'S SERIES TRUST                              WAIVER DESCRIPTION                      EFFECTIVE DATE  EXPIRATION DATE
   ----------------------------                              ------------------                      --------------  ---------------
Premier Portfolio                            AIM will waive advisory fees in the amount of 0.08% of     2/25/2005       6/30/2007
                                             the Funds average daily net assets

Premier U.S. Government Money Portfolio      AIM will waive advisory fees in the amount of 0.08% of     2/25/2005       6/30/2007
                                             the Funds average daily net assets

    AIM VARIABLE INSURANCE FUNDS                              WAIVER DESCRIPTION                     EFFECTIVE DATE  EXPIRATION DATE
    ----------------------------                              ------------------                     --------------  ---------------
AIM V. I. Basic Balanced Fund                AIM will waive advisory fees to the extent necessary       1/1/2005       12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.62% of the first $150M
                                             0.50% of the next $4.85B
                                             0.475% of the next $5B
                                             0.45% of the excess over $10B

AIM V. I. Basic Value Fund                   AIM will waive advisory fees to the extent necessary       1/1/2005       12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

AIM V. I. Capital Appreciation Fund          AIM will waive advisory fees to the extent necessary       5/1/2006*      12/31/2009 *
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below. *

                                             0.695% of the first $250M
                                             0.625% of the next $750M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

AIM V. I. Capital Development Fund           AIM will waive advisory fees to the extent necessary       1/1/2005        4/30/2008
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.745% of the first $250M
                                             0.73% of the next $250M
                                             0.715% of the next $500M
                                             0.70% of the next $1.5B
                                             0.685% of the next $2.5B
                                             0.67% of the next $2.5B
                                             0.655% of the next $2.5B
                                             0.64% of the excess over $10B

---------

* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.

                          EXHIBIT TO ADVISORY FEE MOA

AIM VARIABLE INSURANCE FUNDS - CONTINUED                          WAIVER DESCRIPTION                 EFFECTIVE DATE  EXPIRATION DATE
----------------------------------------                          ------------------                 --------------  ---------------
AIM V. I. Core Equity Fund                   AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009 *
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

AIM V. I. Demographic Trends Fund            AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

AIM V. I. Dynamics Fund                      AIM will waive advisory fees to the extent necessary       1/1/2005         4/3/2008
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.745% of the first $250M
                                             0.73% of the next $250M
                                             0.715% of the next $500M
                                             0.70% of the next $1.5B
                                             0.685% of the next $2.5B
                                             0.67% of the next $2.5B
                                             0.655% of the next $2.5B
                                             0.64% of the excess over $10B

AIM V. I. Financial Services Fund            AIM will waive advisory fees to the extent necessary        1/1/2005       4/30/2008
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

AIM V. I. Global Healthcare Fund             AIM will waive advisory fees to the extent necessary        1/1/2005       4/30/2008
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

-------------
* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.

                          EXHIBIT TO ADVISORY FEE MOA

AIM VARIABLE INSURANCE FUNDS - CONTINUED                        WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
----------------------------------------                        ------------------                   --------------  ---------------
AIM V. I. Global Real Estate Fund            AIM will waive advisory fees to the extent necessary        1/1/2005       4/3/2008
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

AIM V. I. Large Cap Growth Fund              AIM will waive advisory fees to the extent necessary       6/12/2006*    12/31/2009*
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.695% of the first $250M
                                             0.67% of the next $250M
                                             0.645% of the next $500M
                                             0.62% of the next $1.5B
                                             0.595% of the next $2.5B
                                             0.57% of the next $2.5B
                                             0.545% of the next $2.5B
                                             0.52% of the excess over $10B

AIM V. I. Leisure Fund                       AIM will waive advisory fees to the extent necessary        1/1/2005      4/30/2008
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B

AIM V. I. Small Cap Equity Fund              AIM will waive advisory fees to the extent necessary        1/1/2005       4/30/2008
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.745% of the first $250M
                                             0.73% of the next $250M
                                             0.715% of the next $500M
                                             0.70% of the next $1.5B
                                             0.685% of the next $2.5B
                                             0.67% of the next $2.5B
                                             0.655% of the next $2.5B
                                             0.64% of the excess over $10B

AIM V. I. Small Cap Growth Fund              AIM will waive advisory fees to the extent necessary        1/1/2005       4/30/2008
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.745% of the first $250M
                                             0.73% of the next $250M
                                             0.715% of the next $500M
                                             0.70% of the next $1.5B
                                             0.685% of the next $2.5B
                                             0.67% of the next $2.5B
                                             0.655% of the next $2.5B
                                             0.64% of the excess over $10B

--------------
* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.

                          EXHIBIT TO ADVISORY FEE MOA

AIM VARIABLE INSURANCE FUNDS - CONTINUED                        WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
----------------------------------------                        ------------------                   --------------  ---------------
AIM V. I. Technology Fund                    AIM will waive advisory fees to the extent necessary       1/1/2005        4/30/2008
                                             so that advisory fees AIM receives does not exceed the
                                             annualized rates listed below.

                                             0.75% of the first $250M
                                             0.74% of the next $250M
                                             0.73% of the next $500M
                                             0.72% of the next $1.5B
                                             0.71% of the next $2.5B
                                             0.70% of the next $2.5B
                                             0.69% of the next $2.5B
                                             0.68% of the excess over $10B